September 18, 2024 8-K Supplement Exhibit 99.1

Safe Harbor This report contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding the expected impact of the Restatement and change in accounting treatment, including on the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook; statements regarding the Company’s internal controls over financial reporting and ongoing internal reviews and assessments; and statements regarding the Company’s 2024 guidance are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, that the Company has underestimated the scope and impact of the Restatement, risks and uncertainties around the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those risks and uncertainties identified in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including its 2023 Annual Report, its Current Reports on Form 8-K, its Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2024 and June 30, 2024, and in any subsequent filings with the Commission, which are available at the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. As noted above, investors are cautioned that the Prior Period Financial Statements, and related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the Prior Period Financial Statements.

Finance Organization Update Change of Accounting Treatment of a Specific COVID-Related Cancellation Fee A $17.3M cancellation fee agreed with a key customer and recognized as revenue in Q1 2023 should have been recognized as $10.7M in Q4 2023, $1.8M in Q1 2024 and $4.8M in Q2 2024. Overall revenue remains the same, but the timing of the revenue will change. The Company will restate its financials for 2023 and the first half of 2024. No impact on overall business operations, previously reported cash balance and strategic outlook. The Company is reaffirming previously provided full year 2024 revenue guidance, with the understated $6.6M in the first half of 2024 being added incrementally, thus updating the range to $627-$642M. Accounting Treatment Change The Company believed it applied the appropriate accounting treatment under U.S. GAAP for this transaction which was included in the 2023 audited financial statements. The complex accounting treatment was first called into question in connection with the Public Company Accounting Oversight Board’s (“PCAOB”) inspection of EY’s integrated audit of the 2023 consolidated financial statements. 20 Upon being notified in August 2024, the management team and Audit Committee, with the support of outside experts, initiated a review of the Company’s financial statements and its internal controls related to revenue recognition. This change did not result from any override of controls, misconduct or fraud. Review Process and Actions

Preliminary Updates to Key Revenue Metrics (GAAP and Non-GAAP) Previously Reported / Outlook Post Restatement Reported Base1 Reported Base1 vs 1H’24 Reported vs 2H’23 Non-COVID1 Last 12 Months 2023 Sales 2024 Sales 2023 Sales Growth (vs 2022) 2024 Sales Growth (vs 2023, Guidance) 2H 2024 Sales Growth (Implied at mid-point) Book-to-bill COVID Sales (20)% (9)% (3)% - (1)% (1)% - 1% +5% +11% 1.03 $32M De minimis (21)% (9)% (1)% - 2% (2)% - 1% +3% +11% 1.00 $26M $11M Highlights to changes Limited change in overall performance for 2023 Smaller 2H run rate increase required than previously shared 2H growth still driven by fourth quarter No impact on orders … remain in line with revenue trajectory Book-to-bill performance for last 12-months still ~1. $6.6M of COVID sales moves to 2024 (from 2023) $4.9M of COVID business not called out YTD (de minimis/<1% of sales), with change now $11M 2024 COVID sales ~2 pt increase in reported growth versus 2023 Slight change to base as $4.9M moves to COVID (see below) 1 Base revenue (Non-GAAP) excludes COVID-related revenue and excludes acquisition-related revenue contributions in current periods for which there was no prior year. Totals may not add due to rounding No impact on our ability to grow revenue above market in 2025

Preliminary Financial Summary1 - GAAP (in millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 1H24 Total revenue – as reported $ 182.7 $ 159.2 $ 141.2 $ 155.7 $ 638.8 $ 151.3 $ 154.1 $ 305.4 Adjustment (17.3) -- -- 10.7 (6.6) 1.8 4.8 6.6 Restated Total revenue $ 165.4 $ 159.2 $ 141.2 $ 166.4 $ 632.2 $ 153.1 $ 158.9 $ 312.0 Income from operations – as reported $ 31.3 $ 19.4 $ 4.8 $ (0.9) $ 54.6 $ 2.0 $ 1.5 $ 3.5 Adjustment (17.3) -- -- 10.7 (6.6) 1.8 4.8 6.6 Restated Income from operations $ 14.0 $ 19.4 $ 4.8 $ 9.8 $ 48.0 $ 3.8 $ 6.3 $ 10.1 Preliminary financial summary only. An assessment of the impact of the revision on the remaining financial statements, including income tax provision, is underway and will be provided when the Company files its restated financial statements with the SEC. Totals may not add due to rounding

Preliminary Financial Summary1 – Non-GAAP (in millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 1H24 Total revenue – as reported $ 182.7 $ 159.2 $ 141.2 $ 155.7 $ 638.8 $ 151.3 $ 154.1 $ 305.4 Adjustment (17.3) -- -- 10.7 (6.6) 1.8 4.8 6.6 Restated Total revenue $ 165.4 $ 159.2 $ 141.2 $ 166.4 $ 632.2 $ 153.1 $ 158.9 $ 312.0 Adj. Income from operations – as reported $ 40.9 $ 29.4 $ 5.2 $ 18.8 $ 94.3 $ 11.8 $ 15.6 $ 27.4 Adjustment (17.3) -- -- 10.7 (6.6) 1.8 4.8 6.6 Restated Adj. Income from operations $ 23.6 $ 29.4 $ 5.2 $ 29.5 $ 87.7 $ 13.6 $ 20.4 $ 34.0 Preliminary financial summary only. An assessment of the impact of the revision on the remaining financial statements, including income tax provision, is underway and will be provided when the Company files its restated financial statements with the SEC. Totals may not add due to rounding

GAAP to Non-GAAP Reconciliation

Reconciliation of Restated Income from Operations (GAAP) to Restated Adjusted Income from Operations (Non-GAAP) (in millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 1H24 Restated Income from operations (GAAP) $ 14.0 $ 19.4 $ 4.8 $ 9.8 $ 48.0 $ 3.8 $ 6.3 $ 10.1 Inventory step-up charges - - - 1.2 1.2 - - - Acquisition and integration costs 1.0 0.7 3.1 0.9 5.7 1.8 1.3 3.1 Restructuring costs - - 24.0 8.2 32.2 (0.6) (0.1) (0.7) Incremental costs attributed to CEO - - - - - - 4.4 4.4 Contingent consideration 1.2 1.8 (34.3) 0.7 (30.6) - - - Intangible amortization 7.3 7.5 7.5 8.7 31.0 8.6 8.5 17.1 Restated Adjusted Income from operations (Non-GAAP) $ 23.6 $ 29.4 $ 5.2 $ 29.5 $ 87.7 $ 13.6 $ 20.4 $ 34.0 Totals may not add due to rounding